UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2020

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-25909	86-0931332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2685 S. Melrose Drive, Vista, California	92081
(Address of Principal Executive Offices)	(Zip Code)

877-505-3589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On March 9, 2020, Flux Power Holdings, Inc. (the “Registrant”) and Esenjay Investments, LLC, (“Esenjay”) entered into a convertible promissory note (the “Original Note”) pursuant to which Esenjay provided an unsecured loan to the Registrant for $750,000. The Note bears an interest rate of 15.0% per annum and is due on the earlier of: (i) June 30, 2020, unless extended pursuant to the Note, or (ii) an occurrence of an event of default. The outstanding obligations under the Note are convertible into shares of common stock of the Registrant at any time upon consummation of an offering of equity securities for up to $1,000,000 (“Offering”) and the maturity date.

On June 2, 2020, the Registrant entered into an Amended and Restated Convertible Promissory Note (“Restated Note”) to amend the Original Note to (i) extend the maturity date from June 30, 2020 to September 30, 2020, and (ii) to increase the principal amount outstanding under the Original Note from $750,000 to $1,400,000. All other terms and conditionals of the Original Note remains the same.

Esenjay is a major holder of the Registrant’s common stock (owning approximately 61% of the outstanding common stock of the Registrant as of June 2, 2020). Michael Johnson, a current member of the Registrant’s board of directors, is a director and beneficial owner of Esenjay.

The Restated Notes were offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act. The Restated Notes and the common stock issuable upon conversion of the Restated Note have not been registered under the Securities Act or any other applicable securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act.

The foregoing description of the terms of the Restated Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Note, which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Amended and Restated Convertible Promissory Note dated June 2, 2020

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.,
A Nevada Corporation

Dated: June 5, 2020	By:	/s/ Ronald F. Dutt
Ronald F. Dutt, Chief Executive Officer

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